      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 1999

                                                           REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                            ------------------------
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                 ONLINE RESOURCES & COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             7389                           52 162 3052
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                              7600 COLSHIRE DRIVE
                            MCLEAN, VIRGINIA 22102
                                (703) 394-5100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               MATTHEW P. LAWLOR
                 ONLINE RESOURCES & COMMUNICATIONS CORPORATION
                              7600 COLSHIRE DRIVE
                             MCLEAN, VIRGINIA 22102
                                 (703) 394-5100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

   JOSEPH G. PASSAIC, JR., ESQ.          MARK J. WISHNER, ESQ.               BART FRIEDMAN, ESQ.
      MARY M. SJOQUIST, ESQ.        MICHAELS, WISHNER & BONNER, P.C.       CAHILL GORDON & REINDEL
         PATTON BOGGS LLP            1140 CONNECTICUT AVENUE, N.W.,             80 PINE STREET
        2550 M STREET, NW                      SUITE 900                   NEW YORK, NEW YORK 10005
       WASHINGTON, DC 20037               WASHINGTON, DC 20036                  (212) 701-3000
          (202) 457-6000                     (202) 223-5000

                            ------------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-74777

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                ---------------------

    If the Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                ---------------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                        ------------------------

                        CALCULATION OF REGISTRATION FEE

========================================================================================================
                                            PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES          AGGREGATE OFFERING                     AMOUNT OF
         TO BE REGISTERED                       PRICE(1)                       REGISTRATION FEE
--------------------------------------------------------------------------------------------------------
Common Stock, par value $.0001 per
  share                                      $         3,565,000                $              991.07
========================================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(o).

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--------------------------------------------------------------------------------

     EXPLANATORY NOTE AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Registration Statement on Form S-1 is being filed by Online Resources & Communications Corporation (the "Registrant") pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The Registrant hereby incorporates by reference into this Registration Statement on Form S-1 the contents of the Registrant's Registration Statement on Form S-1 (File No. 333-74777) declared effective on June 3, 1999 by the Securities and Exchange Commission (the "Commission") including each of the documents filed or deemed included by the Registrant with the Commission therein.

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, State of Virginia, on June 4, 1999.

                                        ONLINE RESOURCES & COMMUNICATIONS
                                        CORPORATION

                                        By: /s/     MATTHEW P. LAWLOR
                                         ---------------------------------------
                                          Name:  Matthew P. Lawlor
                                          Title: Chairman and Chief Executive
                                                       Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                          NAME                                                  TITLE                            DATE
                          ----                                                  -----                            ----

                 /s/ MATTHEW P. LAWLOR                    Chief Executive Officer and Chairman (Principal    June 4, 1999
--------------------------------------------------------  Executive Officer)
                   Matthew P. Lawlor

                 /s/ GEORGE E. NORTHUP*                   Senior Vice President, Chief Financial Officer     June 4, 1999
--------------------------------------------------------  (Principal Financial and Accounting Officer)
                   George E. Northup

                 /s/ THOMAS S. JOHNSON*                   Director                                           June 4, 1999
--------------------------------------------------------
                   Thomas S. Johnson

                /s/ JOSEPH J. SPALLUTO*                   Director                                           June 4, 1999
--------------------------------------------------------
                   Joseph J. Spalluto

                 /s/ DAVID A. O'CONNOR*                   Director                                           June 4, 1999
--------------------------------------------------------
                   David A. O'Connor

                /s/ BARRY F. FINGERHUT*                   Director                                           June 4, 1999
--------------------------------------------------------
                   Barry F. Fingerhut

                /s/ GEORGE M. MIDDLEMAS*                  Director                                           June 4, 1999
--------------------------------------------------------
                  George M. Middlemas

                  /s/ MICHAEL K. LEE*                     Director                                           June 4, 1999
--------------------------------------------------------
                     Michael K. Lee

                 /s/ MICHAEL H. HEATH*                    Director                                           June 4, 1999
--------------------------------------------------------
                    Michael H. Heath

               *By: /s/ MATTHEW P. LAWLOR                                                                    June 4, 1999
--------------------------------------------------------
                   Matthew P. Lawlor
                    Attorney-in-Fact